-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 6, 2006


                                  CWHEQ, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




             Delaware                    333-126790            87-0698310
  ------------------------------      ---------------    ---------------------
   (State or Other Jurisdiction         (Commission         (I.R.S. Employer
         of Incorporation)              File Number)      Identification No.)

         4500 Park Granada
       Calabasas, California                                       91302
  ------------------------------                              --------------
       (Address of Principal                                    (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
---------

Item 8.01. Other Events.
---------  ------------


Description of the Mortgage Pool*
--------------------------------


      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-L. On January 6, 2006, the Subsequent Closing Date, additional Home Equity Loans were transferred to the Trust. The final mortgage loan pool is reflected in the attached Detailed Description.




























---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated December 23, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-L.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                   Principal Balances for the Mortgage Loans

                                                                 Percent of                 Weighted    Weighted    Weighted
                                      Aggregate                  Aggregate      Average     Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
 Range of Principal Balances ($)     Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
       0.01 -    10,000.00.....       $      179,320        38         0.04%    $    4,719       7.594%     289.03        742
  10,000.01 -    20,000.00.....            3,210,137       196         0.80         16,378       7.647      294.02        719
  20,000.01 -    30,000.00.....            4,612,958       179         1.15         25,771       7.540      294.41        711
  30,000.01 -    40,000.00.....            7,223,562       202         1.81         35,760       7.566      294.48        708
  40,000.01 -    50,000.00.....           10,333,640       222         2.58         46,548       7.601      294.03        708
  50,000.01 -    60,000.00.....           10,606,348       190         2.65         55,823       7.540      295.16        709
  60,000.01 -    70,000.00.....           10,658,112       163         2.66         65,387       7.759      296.03        703
  70,000.01 -    80,000.00.....           10,795,103       143         2.70         75,490       7.620      295.96        707
  80,000.01 -    90,000.00.....            9,677,722       113         2.42         85,644       7.738      296.26        706
  90,000.01 -   100,000.00.....           14,681,134       151         3.67         97,226       7.675      296.69        708
 100,000.01 -   125,000.00.....           26,632,005       237         6.66        112,371       7.713      295.18        713
 125,000.01 -   150,000.00.....           34,400,371       248         8.60        138,711       7.736      296.05        722
 150,000.01 -   175,000.00.....           26,452,682       164         6.61        161,297       7.731      295.70        717
 175,000.01 -   200,000.00.....           33,124,784       175         8.28        189,284       7.991      296.19        718
 200,000.01 -   225,000.00.....           17,165,422        81         4.29        211,919       7.626      296.20        712
 225,000.01 -   250,000.00.....           21,856,396        92         5.46        237,570       7.513      296.34        722
 250,000.01 -   275,000.00.....           21,397,863        81         5.35        264,171       7.632      296.30        731
 275,000.01 -   300,000.00.....           17,336,020        60         4.33        288,934       7.721      296.60        703
 300,000.01 -   325,000.00.....           13,474,394        43         3.37        313,358       7.951      296.62        726
 325,000.01 -   350,000.00.....           11,241,877        33         2.81        340,663       7.782      296.29        728
 350,000.01 -   375,000.00.....            9,792,909        27         2.45        362,700       7.622      296.63        728
 375,000.01 -   400,000.00.....           10,836,771        28         2.71        387,028       7.407      296.62        722
 400,000.01 -   425,000.00.....            7,850,513        19         1.96        413,185       7.766      297.21        723
 425,000.01 -   450,000.00.....            5,252,958        12         1.31        437,746       7.931      296.52        701
 450,000.01 -   475,000.00.....            3,219,492         7         0.80        459,927       7.588      297.00        678
 475,000.01 -   500,000.00.....            7,414,160        15         1.85        494,277       7.620      297.33        731
 500,000.01 -   525,000.00.....            3,083,002         6         0.77        513,834       7.805      295.83        743
 525,000.01 -   550,000.00.....            1,099,760         2         0.27        549,880       6.875      298.50        789
 550,000.01 -   575,000.00.....            2,243,710         4         0.56        560,927       7.064      294.75        756
 575,000.01 -   600,000.00.....            4,135,521         7         1.03        590,789       7.867      296.58        753
 600,000.01 -   625,000.00.....            2,454,829         4         0.61        613,707       6.968      295.49        746
 625,000.01 -   650,000.00.....            3,846,361         6         0.96        641,060       7.936      294.86        685
 650,000.01 -   675,000.00.....            1,977,715         3         0.49        659,238       8.035      296.67        718
 675,000.01 -   700,000.00.....            1,385,036         2         0.35        692,518       6.750      296.02        747
 700,000.01 -   725,000.00.....            1,412,200         2         0.35        706,100       7.189      298.00        751
 750,000.01 -   775,000.00.....            1,521,116         2         0.38        760,558       7.749      295.50        701
 775,000.01 -   800,000.00.....            1,589,956         2         0.40        794,978       6.502      296.51        782
 825,000.01 -   850,000.00.....              850,000         1         0.21        850,000       8.250      299.00        678
 875,000.01 -   900,000.00.....            1,775,995         2         0.44        887,997       7.807      296.01        721
 925,000.01 -   950,000.00.....              938,908         1         0.23        938,908       8.875      296.00        711
 975,000.01 - 1,000,000.00.....            3,998,662         4         1.00        999,665       7.219      295.75        739
      Greater than 1,000,000.00           18,260,266        12         4.57      1,521,689       7.517      296.91        741
                                      --------------  --------   -----------
       Total...................       $  399,999,692     2,979       100.00%
                                      ==============  ========   ===========

                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
 Range of Principal Balances ($)      Ratio
---------------------------------   ----------
       0.01 -    10,000.00.....           55.0%
  10,000.01 -    20,000.00.....           46.6
  20,000.01 -    30,000.00.....           47.4
  30,000.01 -    40,000.00.....           54.0
  40,000.01 -    50,000.00.....           57.1
  50,000.01 -    60,000.00.....           61.0
  60,000.01 -    70,000.00.....           69.6
  70,000.01 -    80,000.00.....           66.9
  80,000.01 -    90,000.00.....           70.0
  90,000.01 -   100,000.00.....           64.5
 100,000.01 -   125,000.00.....           78.8
 125,000.01 -   150,000.00.....           76.4
 150,000.01 -   175,000.00.....           78.4
 175,000.01 -   200,000.00.....           74.9
 200,000.01 -   225,000.00.....           81.4
 225,000.01 -   250,000.00.....           77.7
 250,000.01 -   275,000.00.....           77.9
 275,000.01 -   300,000.00.....           78.1
 300,000.01 -   325,000.00.....           76.9
 325,000.01 -   350,000.00.....           76.1
 350,000.01 -   375,000.00.....           82.6
 375,000.01 -   400,000.00.....           79.5
 400,000.01 -   425,000.00.....           77.5
 425,000.01 -   450,000.00.....           79.6
 450,000.01 -   475,000.00.....           77.7
 475,000.01 -   500,000.00.....           62.8
 500,000.01 -   525,000.00.....           85.9
 525,000.01 -   550,000.00.....           59.0
 550,000.01 -   575,000.00.....           79.1
 575,000.01 -   600,000.00.....           82.0
 600,000.01 -   625,000.00.....           78.5
 625,000.01 -   650,000.00.....           82.7
 650,000.01 -   675,000.00.....           76.8
 675,000.01 -   700,000.00.....           80.0
 700,000.01 -   725,000.00.....           77.5
 750,000.01 -   775,000.00.....           65.4
 775,000.01 -   800,000.00.....           74.9
 825,000.01 -   850,000.00.....           73.9
 875,000.01 -   900,000.00.....           80.1
 925,000.01 -   950,000.00.....           62.6
 975,000.01 - 1,000,000.00.....           62.5
      Greater than 1,000,000.00           72.5
       Total...................

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans was approximately $134,273.

                     Loan Programs for the Mortgage Loans

                                                                 Percent of                 Weighted    Weighted    Weighted
                                      Aggregate                  Aggregate      Average      Average     Average     Average
                                      Principal     Number of    Principal      Current      Gross      Remaining    Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term       Bureau
 Description of Loan Programs        Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
10 Year Draw, 15 Year Repay(1)      $  399,882,600      2,978        99.97%    $  134,279       7.683%     296.13        719
15 Year Draw, 0 Year Repay...              117,091          1         0.03        117,091       7.000      115.00        766
                                    --------------  ---------   -----------
     Total...................       $  399,999,692      2,979       100.00%
                                    ==============  =========   ===========

                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
 Description of Loan Programs         Ratio
---------------------------------   ----------
10 Year Draw, 15 Year Repay(1)           74.0%
15 Year Draw, 0 Year Repay...            64.1
     Total...................

---------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                       Loan Rates for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted    Weighted
                                      Aggregate                  Aggregate      Average      Average     Average     Average
                                      Principal     Number of    Principal      Current      Gross      Remaining    Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term       Bureau
     Range of Loan Rates (%)         Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
   3.501 -  4.000............       $     322,000           2         0.08%   $  161,000       3.990%     299.37        737
   5.001 -  5.500............             214,831           3         0.05        71,610       5.500      297.00        731
   5.501 -  6.000............             867,730          11         0.22        78,885       5.783      298.38        694
   6.001 -  6.500............           8,646,343          35         2.16       247,038       6.298      295.69        768
   6.501 -  7.000............         157,003,905       1,146        39.25       137,002       6.893      295.65        719
   7.001 -  7.500............          47,583,264         438        11.90       108,638       7.370      295.92        719
   7.501 -  8.000............          20,638,215         160         5.16       128,989       7.858      296.59        719
   8.001 -  8.500............         110,209,863         744        27.55       148,132       8.282      296.41        717
   8.501 -  9.000............          34,805,966         299         8.70       116,408       8.889      296.80        714
   9.001 -  9.500............           5,258,397          37         1.31       142,119       9.291      297.15        715
   9.501 - 10.000............           9,172,176          67         2.29       136,898       9.754      295.56        720
  10.001 - 10.500............           3,921,360          26         0.98       150,822      10.294      296.23        700
  10.501 - 11.000............             328,805           6         0.08        54,801      10.824      295.95        685
  11.001 - 11.500............           1,012,310           4         0.25       253,078      11.353      298.97        692
  11.501 - 12.000............              14,526           1         0.00        14,526      11.950      296.00        768
                                    -------------   ---------  ------------
     Total...................       $ 399,999,692       2,979       100.00%
                                    =============   =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
     Range of Loan Rates (%)          Ratio
---------------------------------   ----------
   3.501 -  4.000............            78.1%
   5.001 -  5.500............            51.5
   5.501 -  6.000............            52.1
   6.001 -  6.500............            69.8
   6.501 -  7.000............            72.6
   7.001 -  7.500............            69.3
   7.501 -  8.000............            73.4
   8.001 -  8.500............            78.6
   8.501 -  9.000............            69.9
   9.001 -  9.500............            80.1
   9.501 - 10.000............            80.8
  10.001 - 10.500............            82.4
  10.501 - 11.000............            83.9
  11.001 - 11.500............            71.4
  11.501 - 12.000............            90.0
     Total...................


      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans was approximately 7.682%.

        Months Remaining to Scheduled Maturity for then Mortgage Loans


                                                                 Percent of                 Weighted    Weighted    Weighted
                                      Aggregate                  Aggregate      Average      Average     Average     Average
                                      Principal     Number of    Principal      Current      Gross      Remaining    Credit
    Range of Months Remaining          Balance      Mortgage      Balance      Principal    Mortgage      Term       Bureau
     to Scheduled Maturity           Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
109 - 120....................       $      117,091          1       0.03%    $  117,091       7.000%      115.00        766
193 - 204....................              53,172           1       0.01         53,172       7.500       196.00        773
205 - 216....................              88,254           3       0.02         29,418       8.064       210.32        682
217 - 228....................             500,932           8       0.13         62,617       7.401       226.45        736
229 - 240....................             711,093          26       0.18         27,350       7.914       235.67        720
265 - 276....................              94,357           3       0.02         31,452       8.083       275.60        768
277 - 288....................           3,507,448          33       0.88        106,286       7.609       286.29        730
289 - 300....................         394,927,344       2,904      98.73        135,994       7.683       296.46        719
                                    -------------   ---------  ----------
     Total...................       $ 399,999,692       2,979     100.00%
                                    =============   =========  ==========


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
    Range of Months Remaining         Value
     to Scheduled Maturity            Ratio
---------------------------------   ----------
109 - 120....................            64.1%
193 - 204....................            75.7
205 - 216....................            58.2
217 - 228....................            47.8
229 - 240....................            48.3
265 - 276....................            68.5
277 - 288....................            70.8
289 - 300....................            74.1
     Total...................


      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans was approximately 296.

      The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

             Combined Loan-to-Value Ratios for the Mortgage Loans

                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
  Range of Combined Loan-to-           Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
      Value  Ratio (%) to            Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
  0.01 - 10.00...............       $    1,630,460         44        0.41%    $   37,056      7.578%      295.42       717
 10.01 - 20.00...............            7,944,372        145        1.99         54,789      7.325       296.29       725
 20.01 - 30.00...............           11,792,469        196        2.95         60,166      7.401       295.61       712
 30.01 - 40.00...............           15,977,089        201        3.99         79,488      7.405       294.73       729
 40.01 - 50.00...............           21,650,073        184        5.41        117,663      7.636       296.12       720
 50.01 - 60.00...............           24,431,320        185        6.11        132,061      7.329       295.31       723
 60.01 - 70.00...............           45,459,685        275       11.36        165,308      7.760       296.02       727
 70.01 - 80.00...............          102,424,316        635       25.61        161,298      7.634       296.53       723
 80.01 - 90.00...............          130,605,625        909       32.65        143,681      7.941       296.27       712
 90.01 - 100.00..............           38,084,284        205        9.52        185,777      7.370       295.43       714
                                    -------------- ----------  -----------
     Total...................       $  399,999,692      2,979      100.00%
                                    ============== ==========  ===========

                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
  Range of Combined Loan-to-          Value
      Value  Ratio (%) to             Ratio
---------------------------------   ----------
  0.01 - 10.00...............             7.7%
 10.01 - 20.00...............            16.1
 20.01 - 30.00...............            25.6
 30.01 - 40.00...............            35.3
 40.01 - 50.00...............            45.1
 50.01 - 60.00...............            55.6
 60.01 - 70.00...............            66.5
 70.01 - 80.00...............            77.6
 80.01 - 90.00...............            89.3
 90.01 - 100.00..............            94.6
     Total...................


      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans was approximately 73.95%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                Geographic Distribution for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
            State                     Outstanding      Loans     Outstanding     Balance       Rate      (months)   Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
Alaska.......................       $    1,413,638        12        0.35%     $  117,803      7.292%      297.68        680
Alabama......................            4,961,616        50        1.24          99,232      7.754       295.70        712
Arizona......................           15,522,138       112        3.88         138,591      7.712       296.83        720
California...................           59,551,088       285       14.89         208,951      7.590       296.57        733
Colorado.....................           10,221,370        83        2.56         123,149      7.778       296.80        746
Connecticut..................            4,954,466        29        1.24         170,844      7.698       295.92        718
District of Columbia.........              545,000         4        0.14         136,250      7.423       298.94        757
Delaware.....................              461,906         6        0.12          76,984      7.303       295.53        682
Florida......................           69,473,087       442       17.37         157,179      7.987       295.73        720
Georgia......................            4,414,222        46        1.10          95,961      7.680       296.20        702
Hawaii.......................            3,872,526        22        0.97         176,024      7.327       296.43        721
Iowa.........................            1,429,290        24        0.36          59,554      7.336       295.64        696
Idaho........................            4,291,240        41        1.07         104,664      7.561       296.48        725
Illinois.....................           16,988,123       116        4.25         146,449      7.660       296.48        714
Indiana......................            7,968,857        87        1.99          91,596      7.605       295.94        719
Kansas.......................            2,291,613        32        0.57          71,613      7.386       294.84        713
Kentucky.....................            5,692,363        48        1.42         118,591      7.311       295.80        707
Louisiana....................               98,405         3        0.02          32,802      7.466       298.03        662
Massachusetts................           10,628,577        60        2.66         177,143      7.747       297.49        731
Maryland.....................            4,265,011        35        1.07         121,857      7.674       295.26        718
Maine........................              484,308         9        0.12          53,812      7.529       296.75        715
Michigan.....................           14,088,593       128        3.52         110,067      7.483       295.64        706
Minnesota....................            3,672,180        26        0.92         141,238      7.273       295.11        710
Missouri.....................            7,861,488        88        1.97          89,335      7.176       295.15        698
Mississippi..................               59,499         1        0.01          59,499      6.750       294.00        744
Montana......................            1,046,295        17        0.26          61,547      7.769       293.83        738
North Carolina...............            4,802,939        53        1.20          90,621      7.607       296.84        723
Nebraska.....................              972,098         9        0.24         108,011      7.949       296.64        715
New Hampshire................            3,689,435        26        0.92         141,901      7.362       295.98        716
New Jersey...................           17,950,271        96        4.49         186,982      7.761       294.73        714
New Mexico...................            2,536,698        29        0.63          87,472      7.270       294.72        737
Nevada.......................            7,381,194        51        1.85         144,729      7.906       295.28        710
New York.....................           19,205,329       142        4.80         135,249      7.541       295.82        718
Ohio.........................           13,015,532       153        3.25          85,069      7.716       296.13        711
Oklahoma.....................            2,863,348        37        0.72          77,388      7.426       294.37        711
Oregon.......................            4,520,904        26        1.13         173,881      7.691       296.30        737
Pennsylvania.................           13,552,785       133        3.39         101,901      7.711       296.23        703
Rhode Island.................            1,425,937         9        0.36         158,437      8.120       296.46        693
South Carolina...............            4,032,013        43        1.01          93,768      7.971       297.24        703
Tennessee....................            5,124,845        57        1.28          89,910      7.770       295.12        727
Utah.........................           11,889,057        77        2.97         154,403      7.683       296.90        731
Virginia.....................            6,357,122        46        1.59         138,198      7.554       296.81        716
Vermont......................            1,352,181         4        0.34         338,045      7.603       294.04        702
Washington...................           13,240,473        90        3.31         147,116      7.726       296.16        718
Wisconsin....................            8,155,725        69        2.04         118,199      7.452       296.01        691
West Virginia................            1,396,448        15        0.35          93,097      7.193       297.25        698
Wyoming......................              278,458         8        0.07          34,807      6.772       296.06        716
                                    --------------  --------   ----------
     Total...................       $  399,999,692     2,979      100.00%
                                    ==============  ========   ==========


                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
            State                      Ratio
---------------------------------   ----------
Alaska.......................           67.1%
Alabama......................           77.2
Arizona......................           72.9
California...................           65.0
Colorado.....................           72.6
Connecticut..................           65.0
District of Columbia.........           50.1
Delaware.....................           56.4
Florida......................           77.1
Georgia......................           73.2
Hawaii.......................           66.2
Iowa.........................           78.9
Idaho........................           75.1
Illinois.....................           79.0
Indiana......................           83.9
Kansas.......................           82.2
Kentucky.....................           85.9
Louisiana....................           50.2
Massachusetts................           65.5
Maryland.....................           69.9
Maine........................           67.1
Michigan.....................           79.4
Minnesota....................           78.7
Missouri.....................           81.5
Mississippi..................           70.0
Montana......................           59.8
North Carolina...............           82.5
Nebraska.....................           84.1
New Hampshire................           69.4
New Jersey...................           67.2
New Mexico...................           74.0
Nevada.......................           72.1
New York.....................           68.9
Ohio.........................           83.4
Oklahoma.....................           73.7
Oregon.......................           74.9
Pennsylvania.................           78.8
Rhode Island.................           67.0
South Carolina...............           82.5
Tennessee....................           81.9
Utah.........................           81.6
Virginia.....................           73.6
Vermont......................           55.6
Washington...................           72.7
Wisconsin....................           79.4
West Virginia................           74.0
Wyoming......................           46.9
     Total...................


          Credit Scores for the Mortgage Loans for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
    Range of Credit Scores           Outstanding      Loans     Outstanding     Balance       Rate      (months)   Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
801 - 820....................       $  19,436,726        155        4.86%     $  125,398        7.357%     296.69        808
781 - 800....................          37,562,314        252        9.39         149,057        7.526      296.77        791
761 - 780....................          45,712,569        300       11.43         152,375        7.500      295.71        771
741 - 760....................          44,415,311        291       11.10         152,630        7.712      295.76        751
721 - 740....................          42,719,950        331       10.68         129,063        7.756      296.33        730
701 - 720....................          50,682,286        364       12.67         139,237        7.798      296.25        711
681 - 700....................          53,512,368        366       13.38         146,209        7.825      296.05        691
661 - 680....................          49,434,199        379       12.36         130,433        7.777      296.07        671
641 - 660....................          29,935,951        291        7.48         102,873        7.635      295.86        651
621 - 640....................          22,890,687        221        5.72         103,578        7.647      295.48        630
601 - 620....................           3,465,275         27        0.87         128,344        7.717      295.18        618
581 - 600....................             232,055          2        0.06         116,027        7.823      290.36        599
                                    -------------  ---------   ----------
     Total...................       $ 399,999,692      2,979      100.00%
                                    =============  =========   ==========

                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
    Range of Credit Scores            Ratio
---------------------------------   ----------
801 - 820....................            68.8%
781 - 800....................            71.8
761 - 780....................            72.1
741 - 760....................            75.1
721 - 740....................            73.0
701 - 720....................            76.0
681 - 700....................            76.1
661 - 680....................            74.5
641 - 660....................            74.5
621 - 640....................            74.9
601 - 620....................            66.3
581 - 600....................            68.6
     Total...................

      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans was approximately 719.

                     Property Type for the Mortgage Loans





                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
         Property Type               Outstanding      Loans     Outstanding     Balance       Rate      (months)   Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
Single Family Residence......       $ 279,924,656      2,174       69.98%     $  128,760        7.606%     295.98        717
Planned Unit Development (PUD)         59,045,382        351       14.76         168,220        7.653      296.54        730
Low-Rise Condominium.........          38,438,954        299        9.61         128,558        8.025      296.00        718
2-4 Units....................          19,646,422        133        4.91         147,717        8.122      296.53        713
High-Rise Condominium........           2,657,301         17        0.66         156,312        8.193      296.57        698
COOP.........................             204,231          2        0.05         102,115        8.006      295.59        749
Manufactured Housing(1)......              82,746          3        0.02          27,582        8.280      210.71        737
                                   --------------  ---------  -----------
     Total...................       $ 399,999,692      2,979      100.00%
                                    =============  =========  ===========


                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
         Property Type                Ratio
---------------------------------   ----------
Single Family Residence......            73.1%
Planned Unit Development (PUD)           75.9
Low-Rise Condominium.........            76.8
2-4 Units....................            74.5
High-Rise Condominium........            75.8
COOP.........................            82.9
Manufactured Housing(1)......            62.7
     Total...................


---------
(1) Treated as real property.

                     Gross Margins for the Mortgage Loans




                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
 Range of Gross Margins (%)          Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
Less than or equal to 0.000..       $ 165,639,185       1,184       41.41%    $  139,898       6.855%     295.65        722
0.001 - 0.250................          11,120,602          74        2.78        150,278       7.205      295.07        712
0.251 - 0.500................          36,665,582         365        9.17        100,454       7.404      296.17        722
0.501 - 0.750................           7,412,658          61        1.85        121,519       7.662      296.08        712
0.751 - 1.000................          12,098,130          88        3.02        137,479       7.964      296.57        720
1.001 - 1.250................          71,742,728         499       17.94        143,773       8.178      296.64        726
1.251 - 1.500................          40,487,867         267       10.12        151,640       8.425      296.15        702
1.501 - 1.750................           5,123,997          37        1.28        138,486       8.699      297.36        708
1.751 - 2.000................          29,699,722         261        7.42        113,792       8.904      296.70        716
2.001 - 2.250................           3,095,646          24        0.77        128,985       9.171      297.63        717
2.251 - 2.500................           2,464,398          15        0.62        164,293       9.140      296.90        714
2.501 - 2.750................           6,231,919          39        1.56        159,793       9.687      296.45        740
2.751 - 3.000................           3,565,757          30        0.89        118,859       9.948      294.79        689
3.001 - 3.250................           2,001,268          14        0.50        142,948      10.220      296.20        690
3.251 - 3.500................           1,449,617          11        0.36        131,783      10.490      295.05        694
3.501 - 3.750................              69,300           1        0.02         69,300      10.750      299.00        738
3.751 - 4.000................             104,480           4        0.03         26,120      10.982      287.91        651
4.001 - 4.250................             755,000           2        0.19        377,500      11.329      299.54        695
4.251 - 4.500................             257,310           2        0.06        128,655      11.423      297.31        683
5.751 - 6.000................              14,526           1        0.00         14,526      11.950      296.00        768
                                    -------------    --------  ------------
     Total...................       $ 399,999,692       2,979       100.00%
                                    =============    ========  ============


                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
 Range of Gross Margins (%)            Ratio
---------------------------------   ----------
Less than or equal to 0.000..           72.4%
0.001 - 0.250................           73.3
0.251 - 0.500................           68.0
0.501 - 0.750................           71.5
0.751 - 1.000................           75.5
1.001 - 1.250................           74.2
1.251 - 1.500................           86.0
1.501 - 1.750................           78.3
1.751 - 2.000................           68.1
2.001 - 2.250................           78.6
2.251 - 2.500................           83.6
2.501 - 2.750................           80.6
2.751 - 3.000................           79.0
3.001 - 3.250................           83.3
3.251 - 3.500................           87.9
3.501 - 3.750................           90.0
3.751 - 4.000................           70.8
4.001 - 4.250................           65.0
4.251 - 4.500................           90.0
5.751 - 6.000................           90.0
     Total...................


      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans was approximately 0.695%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

             Credit Limit Utilization Rates for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
      Range of Credit                  Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
  Limit Utilization Rates (%)         Outstanding     Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
  0.01 - 10.00...............       $   1,017,844          77        0.25%    $   13,219       7.881%     295.22        734
10.01 -  20.00...............           3,356,635          83        0.84         40,441       7.481      295.38        734
20.01 -  30.00...............           3,908,286          75        0.98         52,110       7.775      294.94        735
30.01 -  40.00...............           7,765,893         102        1.94         76,136       7.590      295.92        730
40.01 -  50.00...............           8,018,259          98        2.00         81,819       7.617      294.34        732
50.01 -  60.00...............          10,830,777         113        2.71         95,848       7.726      295.62        740
60.01 -  70.00...............          13,788,416         104        3.45        132,581       7.212      295.32        723
70.01 -  80.00...............          14,656,755         116        3.66        126,351       7.329      294.86        737
80.01 -  90.00...............          17,835,543         133        4.46        134,102       7.288      295.58        723
90.01 - 100.00...............         318,821,284       2,078       79.71        153,427       7.744      296.28        716
                                    -------------   ---------  ------------
     Total...................       $ 399,999,692       2,979      100.00%
                                    =============   =========  ============

                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
      Range of Credit                  Value
  Limit Utilization Rates (%)          Ratio
---------------------------------   ----------
  0.01 - 10.00...............           67.0%
10.01 - 20.00................           66.4
20.01 - 30.00................           61.5
30.01 - 40.00................           57.9
40.01 - 50.00................           63.5
50.01 - 60.00................           65.6
60.01 - 70.00................           56.7
70.01 - 80.00................           66.3
80.01 - 90.00................           65.1
90.01 - 100.00...............           76.7
     Total...................

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans was approximately 84.38%.


                   Maximum Loan Rates for the Mortgage Loans



                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
    Maximum Loan Rates (%)           Outstanding     Loans      Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
11.000.......................      $      94,984           1        0.02%    $   94,984       6.750%     297.00        757
11.949.......................        393,811,578       2,888       98.45        136,361       7.686      296.36        719
11.950.......................            445,961           5        0.11         89,192       5.014      298.47        728
13.000.......................             65,208           2        0.02         32,604       9.006      232.00        655
16.000.......................            346,696           3        0.09        115,565       8.828      293.22        680
17.000.......................            426,817           7        0.11         60,974       8.130      283.81        730
18.000.......................          4,808,449          73        1.20         65,869       7.543      274.66        711
                                   -------------   ---------  -----------
     Total...................      $ 399,999,692       2,979      100.00%
                                   =============   =========  ===========


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
    Maximum Loan Rates (%)            Ratio
---------------------------------  ----------
11.000.......................         25.8%
11.949.......................         74.3
11.950.......................         73.0
13.000.......................         72.9
16.000.......................         50.4
17.000.......................         37.5
18.000.......................         53.8
     Total...................


      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans was approximately 12.031%.

                     Credit Limits for the Mortgage Loans

                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
  Range of Credit Limits ($)         Outstanding     Loans     Outstanding     Balance       Rate      (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
  10,000.01 -   20,000.00......     $     919,839          54        0.23%     $   17,034       7.620%     290.91        698
  20,000.01 -   30,000.00......         2,601,837         109        0.65          23,870       7.616      295.41        697
  30,000.01 -   40,000.00......         4,189,869         132        1.05          31,741       7.633      294.10        704
  40,000.01 -   50,000.00......         9,175,590         233        2.29          39,380       7.538      294.05        707
  50,000.01 -   60,000.00......         9,500,972         189        2.38          50,270       7.596      295.32        707
  60,000.01 -   70,000.00......         8,882,753         151        2.22          58,826       7.778      295.42        702
  70,000.01 -   80,000.00......         8,807,582         133        2.20          66,222       7.668      295.93        698
  80,000.01 -   90,000.00......         9,480,257         122        2.37          77,707       7.700      296.18        704
  90,000.01 -   100,000.00.....        15,520,332         217        3.88          71,522       7.692      296.39        711
 100,000.01 -   125,000.00.....        24,782,287         239        6.20         103,692       7.702      295.81        710
 125,000.01 -   150,000.00.....        33,328,823         277        8.33         120,321       7.734      295.97        716
 150,000.01 -   175,000.00.....        25,098,737         176        6.27         142,606       7.763      295.70        717
 175,000.01 -   200,000.00.....        34,339,077         216        8.58         158,977       7.917      296.28        720
 200,000.01 -   225,000.00.....        15,318,679          81        3.83         189,119       7.649      296.23        713
 225,000.01 -   250,000.00.....        21,226,397         114        5.31         186,196       7.466      295.92        720
 250,000.01 -   275,000.00.....        19,351,283          84        4.84         230,372       7.675      295.44        726
 275,000.01 -   300,000.00.....        21,594,388          95        5.40         227,309       7.656      296.26        712
 300,000.01 -   325,000.00.....        14,599,180          56        3.65         260,700       7.895      296.82        728
 325,000.01 -   350,000.00.....         8,983,480          34        2.25         264,220       7.962      296.43        729
 350,000.01 -   375,000.00.....        10,122,893          32        2.53         316,340       7.605      296.63        730
 375,000.01 -   400,000.00.....         9,714,035          35        2.43         277,544       7.625      296.41        721
 400,000.01 -   425,000.00.....         7,308,368          21        1.83         348,018       7.919      296.74        716
 425,000.01 -   450,000.00.....         6,714,031          20        1.68         335,702       7.830      297.06        713
 450,000.01 -   475,000.00.....         4,776,385          15        1.19         318,426       7.385      296.22        692
 475,000.01 -   500,000.00.....        13,984,019          46        3.50         304,000       7.540      296.76        729
 500,000.01 -   525,000.00.....         3,281,183           8        0.82         410,148       7.903      295.98        742
 525,000.01 -   550,000.00.....           793,268           3        0.20         264,423       7.225      297.25        791
 550,000.01 -   575,000.00.....         1,453,482           4        0.36         363,371       7.401      295.11        716
 575,000.01 -   600,000.00.....         4,010,423           9        1.00         445,603       7.968      296.88        736
 600,000.01 -   625,000.00.....         2,741,131           5        0.69         548,226       7.028      294.74        748
 625,000.01 -   650,000.00.....         4,960,127          11        1.24         450,921       7.979      295.18        700
 650,000.01 -   675,000.00.....         1,719,716           3        0.43         573,239       8.420      297.86        719
 675,000.01 -   700,000.00.....         2,137,776           4        0.53         534,444       7.011      296.95        757
 700,000.01 -   725,000.00.....         1,612,200           3        0.40         537,400       7.398      298.00        746
 725,000.01 -   750,000.00.....           399,384           3        0.10         133,128       6.765      298.19        771
 750,000.01 -   775,000.00.....         1,601,069           3        0.40         533,690       7.824      298.26        739
 775,000.01 -   800,000.00.....           897,640           3        0.22         299,213       7.194      298.58        722
 825,000.01 -   850,000.00.....         2,238,916           3        0.56         746,305       7.575      296.70        737
 925,000.01 -   950,000.00.....         1,251,408           2        0.31         625,704       8.781      294.00        719
 975,000.01 - 1,000,000.00.....         8,337,295          14        2.08         595,521       7.241      295.96        737
      Greater than 1,000,000.00        22,243,581          20        5.56       1,112,179       7.435      296.71        742
                                    -------------   ---------  -----------
       Total...................     $ 399,999,692       2,979      100.00%
                                    =============   =========  ===========


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
  Range of Credit Limits ($)          Ratio
---------------------------------   ----------
  10,000.01 -   20,000.00.....           39.3%
  20,000.01 -   30,000.00.....           46.7
  30,000.01 -   40,000.00.....           54.3
  40,000.01 -   50,000.00.....           54.6
  50,000.01 -   60,000.00.....           61.2
  60,000.01 -   70,000.00.....           71.1
  70,000.01 -   80,000.00.....           68.6
  80,000.01 -   90,000.00.....           69.0
  90,000.01 -   100,000.00....           60.7
 100,000.01 -   125,000.00....           79.2
 125,000.01 -   150,000.00....           75.3
 150,000.01 -   175,000.00....           79.2
 175,000.01 -   200,000.00....           73.2
 200,000.01 -   225,000.00....           83.5
 225,000.01 -   250,000.00....           76.6
 250,000.01 -   275,000.00....           79.9
 275,000.01 -   300,000.00....           74.3
 300,000.01 -   325,000.00....           78.6
 325,000.01 -   350,000.00....           77.6
 350,000.01 -   375,000.00....           84.0
 375,000.01 -   400,000.00....           80.9
 400,000.01 -   425,000.00....           79.4
 425,000.01 -   450,000.00....           78.1
 450,000.01 -   475,000.00....           81.7
 475,000.01 -   500,000.00....           61.0
 500,000.01 -   525,000.00....           88.5
 525,000.01 -   550,000.00....           44.8
 550,000.01 -   575,000.00....           81.1
 575,000.01 -   600,000.00....           77.5
 600,000.01 -   625,000.00....           80.0
 625,000.01 -   650,000.00....           81.1
 650,000.01 -   675,000.00....           85.1
 675,000.01 -   700,000.00....           80.9
 700,000.01 -   725,000.00....           77.8
 725,000.01 -   750,000.00....           78.9
 750,000.01 -   775,000.00....           74.3
 775,000.01 -   800,000.00....           60.1
 825,000.01 -   850,000.00....           83.9
 925,000.01 -   950,000.00....           65.7
 975,000.01 - 1,000,000.00....           66.1
     Greater than 1,000,000.00           70.7
     Total...................


      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans was approximately $168,143.



                     Lien Priority for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average     Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
        Lien Priority                 Outstanding     Loans     Outstanding     Balance       Rate       (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
First Liens..................       $ 399,999,692      2,979      100.00%     $  134,273      7.682%     296.08        719
                                    -------------   --------   ----------
     Total...................       $ 399,999,692      2,979      100.00%
                                    =============   ========   ==========



                                     Weighted
                                     Average
                                    Combined
                                     Loan-to-
                                      Value
        Lien Priority                 Ratio
---------------------------------   ----------
First Liens..................         73.9%
     Total...................

                   Delinquency Status for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
       Delinquency Status            Outstanding     Loans     Outstanding     Balance       Rate      (months)     Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
Current......................       $ 399,999,692       2,979      100.00%   $  134,273       7.682%     296.08       719
                                    -------------   ---------  -----------
     Total...................       $ 399,999,692       2,979      100.00%
                                    =============   =========  ===========

                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
       Delinquency Status             Ratio
---------------------------------   ----------
Current......................        73.9%
     Total...................



                    Origination Year for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal    Mortgage      Term        Bureau
        Origination Year             Outstanding     Loans     Outstanding     Balance       Rate       (months)    Risk Score
---------------------------------   -------------- ----------  -------------  -----------  ----------  -----------  ----------
1997.........................       $      53,172          1        0.01%     $   53,172      7.500%      196.00        773
1998.........................              88,254          3        0.02          29,418      8.064       210.32        682
1999.........................             500,932          8        0.13          62,617      7.401       226.45        736
2000.........................             828,184         27        0.21          30,673      7.785       218.61        727
2003.........................              94,357          3        0.02          31,452      8.083       275.60        768
2004.........................           3,358,948         32        0.84         104,967      7.636       286.21        730
2005.........................         395,075,844      2,905       98.77         135,999      7.683       296.45        719
                                    -------------   --------   ----------
     Total...................       $ 399,999,692      2,979      100.00%
                                    =============   ========   ==========


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
        Origination Year              Ratio
---------------------------------   ----------
1997.........................          75.7%
1998.........................          58.2
1999.........................          47.8
2000.........................          50.5
2003.........................          68.5
2004.........................          70.0
2005.........................          74.1
     Total...................


      Mortgage Loan Statistics
      ------------------------

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWHEQ, INC.


                                                    By: /s/ Leon Daniels, Jr.
                                                        ---------------------
                                                        Name:  Leon Daniels, Jr.
                                                        Title: Vice President



Dated:  January 27, 2006